NORTHERN ENGAGE360™ FUND

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

NORTHERN ENGAGE360™ FUND

SUPPLEMENT DATED MAY 29, 2018 TO

PROSPECTUS DATED NOVEMBER 17, 2017, AS SUPPLEMENTED

Denver Investment Advisors, LLC (“Denver”), a sub-adviser to the Northern Engage360™ Fund (the “Fund”), was acquired by Segall Bryant & Hamill, LLC (“SBH”), a Chicago-based investment management firm, on April 30, 2018. The transaction may be deemed to be a “change in control” of Denver under the Investment Company Act of 1940, as amended (the “1940 Act”). Upon the acquisition, Denver changed its name to Segall Bryant & Hamill, LLC. As required under the 1940 Act, the sub-advisory agreement between Denver and Northern Trust Investments, Inc. (“NTI”) with respect to the Fund (the “Original Sub-Advisory Agreement”) provided for automatic termination upon an assignment, including a change in control. Due to the change in ownership of Denver, the Board of Trustees of Northern Funds approved a new sub-advisory agreement between SBH and NTI (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect upon the date of the change of control of Denver and is similar in all material respects to the Original Sub-Advisory Agreement. All references in the Prospectus to Denver serving as a sub-adviser to the Fund are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARY – Northern Engage360™ Fund – Management” on page 5 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Northern Engage360™ Fund. Christopher E. Vella, CFA, CIO, a Senior Vice President of NTI, and Jessica K. Hart, Senior Vice President of NTI, are the portfolio managers of the Fund. Ariel Investments, LLC, EARNEST Partners, LLC, Strategic Global Advisors, LLC, Aristotle Capital Management, LLC and Segall Bryant & Hamill, LLC (since April 30, 2018) each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The following replaces the disclosure for Denver Investment Advisors, LLC in the section entitled “FUND MANAGEMENT – Northern Engage360™ Fund” beginning on page 9 of the Prospectus:

SEGALL BRYANT & HAMILL, LLC (“SBH”). SBH, which acquired the Fund’s former sub-adviser Denver Investment Advisors LLC (“Denver”), has managed the portion of the Fund managed by Denver since April 30, 2018. SBH is located at 540 West Madison Street, Suite 1900, Chicago, Illinois 60661. SBH is a registered investment adviser established in 1994. As of December 31, 2017, SBH had approximately $12.5 billion in assets under management. SBH offers its investment expertise through a range of actively managed disciplines including growth, value, core and international small-cap equities, in addition to core and non-core fixed income strategies.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	ENGAGE SPT (5/18)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

NORTHERN ENGAGE360™ FUND

SUPPLEMENT DATED MAY 29, 2018 TO

SAI DATED NOVEMBER 17, 2017, AS SUPPLEMENTED

Denver Investment Advisors, LLC (“Denver”), a sub-adviser to the Northern Engage360™ Fund (the “Fund”), was acquired by Segall Bryant & Hamill, LLC (“SBH”), a Chicago-based investment management firm, on April 30, 2018. The transaction may be deemed to be a “change in control” of Denver under the Investment Company Act of 1940, as amended (the “1940 Act”). Upon the acquisition, Denver changed its name to Segall Bryant & Hamill, LLC. As required under the 1940 Act, the sub-advisory agreement between Denver and Northern Trust Investments, Inc. (“NTI”) with respect to the Fund (the “Original Sub-Advisory Agreement”) provided for automatic termination upon an assignment, including a change in control. Due to the change in ownership of Denver, the Board of Trustees of Northern Funds approved, a new sub-advisory agreement between SBH and NTI (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect upon the date of the change of control of Denver and is similar in all material respects to the Original Sub-Advisory Agreement. All references in the SAI to Denver serving as a sub-adviser to the Fund are hereby deleted.

1.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” on page 51 of the SAI is deleted and replaced with the following:

Sub-Advisers
Northern Engage360™ Fund

Ariel Investments, LLC (“Ariel”)

Aristotle Capital Management, LLC (“Aristotle Capital”)

EARNEST Partners, LLC (“EARNEST Partners”)

Strategic Global Advisors, LLC (“SGA”)

Segall Bryant & Hamill, LLC (“SBH”) (effective on or about April 30, 2018)

2.	The following information replaces the information for Denver in the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 51 of the SAI:

SBH

SBH is a Delaware limited liability company. SBH is principally owned by its employees and affiliates of Thoma Bravo, LLC.

Please retain this Supplement with your SAI for future reference.